SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 20, 2005

Date of report (Date of earliest event reported)

GANDER MOUNTAIN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-50659	41-1990949
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Fifth Street, Suite 1300 Saint Paul, Minnesota		55107
(Address of Principal Executive Offices)		(Zip Code)

(651) 325-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure

On July 20, 2005, Al Dittrich, Executive Vice President, Merchandising of Gander Mountain Company (the “Company”), announced his resignation from the Company. Mr. Dittrich had served with the Company since 1998.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GANDER MOUNTAIN COMPANY

Date: July 22, 2005	/s/ Eric R. Jacobsen
Eric R. Jacobsen
Senior Vice President and General Counsel